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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): MARCH 1, 1999


                               PARK BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                           --------------------------

          DELAWARE                      0-20867                  36-4082530
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)


     5400 SOUTH PULASKI ROAD                                        60632
        CHICAGO, ILLINOIS                                         (Zip Code)
 (Address of principal executive
           offices)


       Registrant's telephone number, including area code: (773) 582-8616


                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

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ITEM 5. OTHER EVENTS.

        See attached press release issued by Park Bancorp, Inc. on March 1, 1999. The information set forth in the attached press release is incorporated herein by reference and constitutes a part of this report.


ITEM 7(c). EXHIBITS.

Exhibit 99.1    Press Release dated March 1, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PARK BANCORP, INC.



Date:  March 1, 1999                     By: /s/ Richard J. Remijas, Jr.
                                            ------------------------------------
                                            Richard J. Remijas, Jr.
                                            Executive Vice President,
                                              Chief Operating Officer and
                                              Corporate Secretary


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                                INDEX TO EXHIBITS


Exhibit
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  99.1      Press Release dated March 1, 1999.


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